Income Tax	6 Months Ended
Apr. 30, 2025
Income Tax [Abstract]
INCOME TAX

NOTE 9 – INCOME TAX

The Company is subject to profits tax rate at 25% for income generated for its operation in China and net operating losses can be carried forward for no longer than five years starting from the year in which the loss was incurred. As the Company incurred losses in both periods no taxes were due.